                                                                    EXHIBIT 7.8

                            AGREEMENT OF JOINT FILING

         Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Broad River Properties, L.L.C., AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the amendment to the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: January 22, 1999


                                     COOPER RIVER PROPERTIES, L.L.C.

                                     By:   AIMCO Properties, L.P.,
                                           its managing member

                                     By:   AIMCO-GP, Inc.,
                                           its General Partner


                                     By:   /S/ PATRICK J. FOYE
                                           -----------------------------------
                                           Patrick J. Foye
                                           Executive Vice President


                                     INSIGNIA PROPERTIES, L.P.

                                     By:   Insignia Properties Trust,
                                           its General Partner


                                     By:   /S/ PATRICK J. FOYE
                                           -----------------------------------
                                           Patrick J. Foye
                                           Executive Vice President


                                     INSIGNIA PROPERTIES TRUST


                                     By:   /S/ PATRICK J. FOYE
                                           -----------------------------------
                                           Patrick J. Foye
                                           Executive Vice President

                                     BROAD RIVER PROPERTIES, L.L.C.

                                     By:   AIMCO Properties, L.P.,
                                           its managing member

                                     By:   AIMCO-GP, Inc.,
                                           its General Partner


                                     By:   /S/ PATRICK J. FOYE
                                           -----------------------------------
                                           Patrick J. Foye
                                           Executive Vice President


                                     AIMCO PROPERTIES, L.P.

                                     By:   AIMCO-GP, Inc.,
                                           its General Partner


                                     By:   /S/ PATRICK J. FOYE
                                           -----------------------------------
                                           Patrick J. Foye
                                           Executive Vice President


                                     AIMCO-GP, INC.


                                     By:   /S/ PATRICK J. FOYE
                                           -----------------------------------
                                           Patrick J. Foye
                                           Executive Vice President


                                     APARTMENT INVESTMENT AND
                                     MANAGEMENT COMPANY


                                     By:   /S/ PATRICK J. FOYE
                                           -----------------------------------
                                           Patrick J. Foye
                                           Executive Vice President